Series Number:  1
For period ending 3/31/15

48)	Investor, A, C & R
First $1 billion 0.649%
Next $1 billion 0.597%
Next $3 billion 0.567%
Next $5 billion 0.547%
Next $15 billion 0.534%
Next $25 billion 0.532%
Over $50 billion 0.531%

Institutional
First $1 billion 0.449%
Next $1 billion 0.397%
Next $3 billion 0.367%
Next $5 billion 0.347%
Next $15 billion 0.334%
Next $25 billion 0.332%
Over $50 billion 0.331%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                27,109
                                Institutional Class           1,323
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           5,911
                                C Class                                                                           208
        R Class                                           89

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2633
                               Institutional Class                                                      $0.2849
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2363
        C Class                                                      $0.1552
        R Class                                           $0.2092

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         100,042
                                Institutional Class   5,237

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  22,837
                                    C Class                                                             1,153
R Class                             465

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $10.89
                                Institutional Class   $10.89

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class              $10.89
                                    C Class                                                         $10.89
                                R Class                         $10.89

Series Number:  6
For period ending 3/31/15

48)	Investor, A, C & R
First $1 billion 0.569%
Next $1 billion 0.517%
Next $3 billion 0.487%
Next $5 billion 0.467%
Next $15 billion 0.454%
Next $25 billion 0.452%
Over $50 billion 0.451%

Institutional
First $1 billion 0.369%
Next $1 billion 0.317%
Next $3 billion 0.287%
Next $5 billion 0.267%
Next $15 billion 0.254%
Next $25 billion 0.252%
Over $50 billion 0.251%

72DD)      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                13,387
                                Institutional Class           4,330
                 2.  Dividends for a second class of open-end company shares
                                A Class                                                                           2,251
                                C Class                                                                           15
        R Class                                           39

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1849
                               Institutional Class                                                      $0.2071
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1570
        C Class                                                      $0.0734
        R Class                                           $0.1288

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class          66,177
                                Institutional Class    19,818

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   12,376
                                    C Class                                                             318
R Class                             307

74V)          1. Net asset value per share (to nearest cent)
                                Investor Class        $11.30
                                Institutional Class   $11.29

                  2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.29
                                    C Class                                                         $11.29
                                R Class                         $11.29

Series Number:  7
For period ending 3/31/15

48)	Investor, A, C & R
First $1 billion 0.569%
Next $1 billion 0.517%
Next $3 billion 0.487%
Next $5 billion 0.467%
Next $15 billion 0.454%
Next $25 billion 0.452%
Over $50 billion 0.451%

Institutional
First $1 billion 0.369%
Next $1 billion 0.317%
Next $3 billion 0.287%
Next $5 billion 0.267%
Next $15 billion 0.254%
Next $25 billion 0.252%
Over $50 billion 0.251%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                28,046
                                Institutional Class           17,044
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           3,500
                                C Class                                                                           39
        R Class                                           132

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.1783
                               Institutional Class                                                      $0.2154
                   2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1320
        C Class                                                      $0.0199
        R Class                                           $0.0857

74U)          1. Number of shares outstanding (000's omitted)
                                Investor Class         154,139
                                Institutional Class   90,594

                  2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  20,731
                                    C Class                                                             1,762
R Class                             1,547

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class        $11.76
                                Institutional Class   $11.76

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $11.73
                                    C Class                                                         $11.76
                                R Class                         $11.78

Series Number:  9
For period ending 3/31/15

48)	Investor, A, C & R
First $1 billion 0.649%
Next $1 billion 0.597%
Next $3 billion 0.567%
Next $5 billion 0.547%
Next $15 billion 0.534%
Next $25 billion 0.532%
Over $50 billion 0.531%

Institutional
First $1 billion 0.449%
Next $1 billion 0.397%
Next $3 billion 0.367%
Next $5 billion 0.347%
Next $15 billion 0.334%
Next $25 billion 0.332%
Over $50 billion 0.331%

72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class                                                                 1,251
                                Institutional Class            210
                  2.  Dividends for a second class of open-end company shares
                                A Class                                                                           51
                                C Class                                                                           -
        R Class                                           -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0483
                               Institutional Class                                                      $0.0677
                  2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0183
        C Class                                                      -
        R Class                                           -

74U)         1. Number of shares outstanding (000's omitted)
                      Investor Class                                24,531
                      Institutional Class       4,167

                 2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                2,804
                        C Class                                                      87
R Class                                  28

74V)         1. Net asset value per share (to nearest cent)
                                Investor Class         $9.67
                                Institutional Class   $9.67

                 2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class               $9.67
                                    C Class                                                         $9.45
                                R Class                         $9.63